UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2004



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)



                                    Delaware
                          (State or other jurisdiction
                        of incorporation or organization)

                   1-12935                                   20-0467835
          (Commission File Number)                         (I.R.S. Employer
                                                         Identification No.)


            5100 Tennyson Parkway
                 Suite 3000
                Plano, Texas                                    75024
       (Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code:        (972)673-2000

Item 2.           Completion of Acquisition or Disposition of Assets.
                  --------------------------------------------------

     On July 20, 2004, the Company completed the sale of all of the outstanding stock of Denbury Offshore, Inc. ("Offshore"), a wholly-owned subsidiary of the Company, to Newfield Exploration Company for $200 million, before adjustments, with the stock of Offshore valued as of April 1, 2004. The Company retained Offshore's exploratory well at High Island A-6, certain deep rights at West Delta 27 and related assets. All of Offshore's other assets were included in the sale.

     Offshore's operating net revenue, net of any capital expenditures, between April 1, 2004 and July 20, 2004, other purchase price adjustments, and expenses associated with the sale will be deducted from the acquisition price, which is expected to result in an estimated net adjusted sales price of between $180 and $185 million.

     The Company plans to retire its bank debt with the proceeds from the sale, reducing total debt to $225 million, consisting entirely of the Company's 7 1/2% senior subordinated notes due 2013. The Company's bank borrowing base is expected to be adjusted from $220 million to $175 million as a result of the sale. The Company estimates that the sale will generate between $70 million and $75 million of excess cash after repayment of its bank debt, estimated income taxes and other fees and expenses of the sale.

     The Stock Purchase Agreement for the sale of Offshore, excluding the Schedules, is attached hereto as Exhibit 2.1.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(a) Not Applicable.

(b) Pro Forma Financial Information to give effect to sale of Denbury Offshore, Inc.

     The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2003 and the three months ended March 31, 2004, and unaudited pro forma condensed consolidated balance sheet as of March 31, 2004, give effect to the sale of Denbury Offshore, Inc. described in
     Item 2, which closed on July 20, 2004, and was valued as of April 1, 2004, subject to final purchase price adjustments.

     The pro forma statement of operations for the year ended December 31, 2003 is presented as if the transaction had occurred on January 1, 2003.

     The pro forma statement of operations for the three months ended March 31, 2004 is presented as if the transaction had occurred on January 1, 2004.

     The pro forma condensed balance sheet is presented as if the transaction had occurred on March 31, 2004.

     The unaudited pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the transaction occurred on the pro forma dates assumed, nor is it necessarily indicative of future consolidated results of operations. This unaudited pro forma financial information should be read in conjunction with Denbury's historical financial statements and related notes, which are included in its Annual Report on Form 10-K for the year ended December 31, 2003, and its Quarterly Report on Form 10-Q for the three months ended March 31, 2004.

                                               DENBURY RESOURCES INC.
                                   PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                   MARCH 31, 2004
                                    (Amounts in thousands except share amounts)
                                                    (Unaudited)

                                                                                                     Pro Forma
                                                                                                    Adjustments
                                                                                                    for Sale of
                                                                                                     Denbury           Pro Forma
                                                                               Historical         Offshore, Inc.       After Sale
                                                                             ---------------     ---------------     -------------
                                   Assets

Current assets
  Cash and cash equivalents                                                  $    17,208           $  102,000 (1)     $ 119,208
  Accrued production receivables                                                  39,487              (10,809)(2)        28,678
  Related party accrued production receivable - Genesis                            8,810                    -             8,810
  Trade and other receivables                                                     19,307                    -            19,307
  Deferred tax asset                                                              39,518               (2,813)(6)
                                                                                                      (22,383)(3)        14,322
                                                                            ---------------     ---------------     -------------
     Total current assets                                                        124,330               65,995           190,325
                                                                             ---------------     ---------------     -------------
Property and equipment
  Oil and natural gas properties (using full cost accounting)
    Proved                                                                     1,456,736             (173,894)(4)     1,282,842
    Unevaluated                                                                   46,082              (24,376)(4)        21,706
  CO2 properties and equipment                                                   105,779                    -           105,779
  Less accumulated depletion and depreciation                                   (722,508)                   -          (722,508)
                                                                             ---------------     ---------------     -------------
     Net property and equipment                                                  886,089             (198,270)          687,819
                                                                             ---------------     ---------------     -------------

Investment in Genesis                                                              7,226                    -             7,226
Other assets                                                                      22,185               (3,564)(2)        18,621
                                                                             ---------------     ---------------     -------------
     Total assets                                                            $ 1,039,830           $ (135,839)       $  903,991
                                                                             ===============     ===============     =============

                    Liabilities and Stockholders' Equity
Current liabilities
  Accounts payable and accrued liabilities                                   $    63,672           $   (6,537)(2)    $   57,135
  Oil and gas production payable                                                  24,013                    -            24,013
  Derivative liabilities                                                          46,791                    -            46,791
  Current income taxes                                                                 -               22,000 (3)        22,000
                                                                             ---------------     ---------------     -------------
     Total current liabilities                                                   134,476               15,463           149,939
                                                                             ---------------     ---------------     -------------

Long-term liabilities
  Long-term debt                                                                 303,251              (80,000)(5)       223,251
  Asset retirement obligations                                                    42,199              (24,106)(2)        18,093
  Derivative liabilities                                                           2,121                    -             2,121
  Deferred revenue - Genesis                                                      20,957                    -            20,957
Deferred tax liability                                                            88,732              (44,383)(3)        44,349
  Other                                                                            2,077                    -             2,077
                                                                             ---------------     ---------------     -------------
     Total long-term liabilities                                                 459,337             (148,489)          310,848
                                                                             ---------------     ---------------     -------------
Stockholders' equity
  Preferred stock, $.001 par value, 25,000,000 shares authorized; none
    issued and outstanding                                                             -                    -                 -
  Common stock, $.001 par value, 100,000,000 shares authorized;
    54,681,382 and 54,190,042 shares issued at March 31, 2004 and
    December 31, 2003, respectively                                                   55                    -                55
  Paid-in capital in excess of par                                               406,534                    -           406,534
  Retained earnings                                                               68,960               (7,402)(6)        61,558
  Accumulated other comprehensive loss                                           (29,271)               4,589 (6)       (24,682)
  Treasury stock, at cost, 17,921 and 8,162 shares at March 31, 2004 and
    December 31, 2003, respectively                                                 (261)                   -              (261)
                                                                             ---------------     ---------------     -------------
     Total stockholders' equity                                                  446,017               (2,813)          443,204
                                                                             ---------------     ---------------     -------------
Total liabilities and stockholders' equity                                   $ 1,039,830           $ (135,839)       $  903,991
                                                                             ===============     ===============     =============

                         See accompanying notes to unaudited pro forma financial information

                                                       DENBURY RESOURCES INC.
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED DECEMBER 31, 2003
                                         (Amounts in thousands except per share amounts)
                                                            (Unaudited)



                                                                                                     Pro Forma
                                                                                                    Adjustments
                                                                                                   for Sale of
                                                                                                     Denbury            Pro Forma
                                                                               Historical         Offshore, Inc.        After Sale
                                                                             ---------------     ---------------     ---------------

Revenues
  Oil, natural gas and related product sales
    Unrelated parties                                                              $ 336,521         $ (93,038)(1)       $ 243,483
    Related party - Genesis                                                           48,942                 -              48,942
  CO2 sales and transportation fees
    Unrelated parties                                                                  7,512                 -               7,512
    Related party - Genesis                                                              676                 -                 676
  Loss on settlements of derivative contracts                                        (62,210)           16,167 (2)         (46,043)
  Interest income and other                                                            1,573                 -               1,573
                                                                             -----------------   ---------------     --------------
       Total revenues                                                                333,014           (76,871)            256,143
                                                                             -----------------   ---------------     --------------
Expenses
  Lease operating expenses                                                            89,439           (20,456)(3)          68,983
  Production taxes and marketing expenses                                             14,819            (2,415)(3)          12,404
  CO2 operating expenses                                                               1,710                 -               1,710
  General and administrative expenses                                                 15,189                 -              15,189
  Interest                                                                            23,201            (3,043)(5)          20,158
  Loss on early retirement of debt                                                    17,629                 -              17,629
Depletion and depreciation                                                            94,708           (23,393)(6)          71,315
  Amortization of derivative contracts and other
    non-cash hedging adjustments                                                      (3,578)               (7)(7)          (3,585)
                                                                             -----------------   ---------------     ---------------
       Total expenses                                                                253,117           (49,314)            203,803
                                                                             -----------------   ---------------     ---------------

Equity in net income of Genesis                                                          256                 -                 256
                                                                             -----------------   ---------------     ---------------

Income before income taxes                                                            80,153           (27,557)             52,596

Income tax provision
  Current income taxes                                                                   (91)                -                 (91)
  Deferred income taxes                                                               26,303           (10,196)(8)          16,107
                                                                             -----------------   ---------------     ---------------
Net income before cumulative effect change in accounting principle                 $  53,941         $ (17,361)          $  36,580
                                                                             =================   ===============     ===============
Net income per common share before change in accounting principle
  Basic                                                                            $    1.00                             $    0.68
  Diluted                                                                               0.97                                  0.66

Weighted average common shares outstanding
  Basic                                                                               53,881                                53,881
  Diluted                                                                             55,464                                55,464

                                 See accompanying notes to unaudited pro forma financial information

                                                     DENBURY RESOURCES INC.
                                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                            FOR THE THREE MONTHS ENDED MARCH 31, 2004
                                         (Amounts in thousands except per share amounts)
                                                         (Unaudited)

                                                                                                Pro Forma
                                                                                               Adjustments
                                                                                               for Sale of
                                                                                                 Denbury            Pro Forma
                                                                             Historical       Offshore, Inc.        After Sale
                                                                         -----------------    --------------     ---------------


Revenues
  Oil, natural gas and related product sales
    Unrelated parties                                                            $ 91,274         $ (26,541)(1)        $ 64,733
    Related party - Genesis                                                        18,962                 -              18,962
  CO2 sales and transportation fees
    Unrelated parties                                                                 284                 -                 284
    Related party - Genesis                                                         1,077                 -               1,077
  Loss on settlements of derivative contracts                                     (14,268)            2,171 (2)         (12,097)
  Interest income and other                                                           419                 -                 419
                                                                         -----------------    --------------     ---------------
       Total revenues                                                              97,748           (24,370)             73,378
                                                                         -----------------    --------------     ---------------

Expenses
  Lease operating expenses                                                         22,528            (4,680)(3)          17,848
  Production taxes and marketing expenses                                           4,067              (606)(3)           3,461
  CO2 operating expenses                                                              144                 -                 144
  General and administrative expenses                                               4,748              (495)(4)           4,253
  Interest                                                                          5,081              (451)(5)           4,630
  Depletion and depreciation                                                       27,324            (8,209)(6)          19,115
  Amortization of derivative contracts and other
    non-cash hedging adjustments                                                      818               (24)(7)             794
                                                                         -----------------    --------------     ---------------
       Total expenses                                                              64,710           (14,465)             50,245
                                                                         -----------------    --------------     ---------------

Equity in net income (loss) of Genesis                                                (93)                -                 (93)
                                                                         -----------------    --------------     ---------------

Income before income taxes                                                         32,945            (9,905)             23,040

Income tax provision
  Current income taxes                                                              2,119                 -               2,119
  Deferred income taxes                                                             8,522            (3,665)(8)           4,857
                                                                         -----------------    --------------     ---------------
Net income                                                                       $ 22,304         $  (6,240)           $ 16,064
                                                                         =================    ==============     ===============
Net income per common share
  Basic                                                                          $   0.41                              $   0.30
  Diluted                                                                            0.40                                  0.29

Weighted average common shares outstanding
  Basic                                                                            54,388                                54,388
  Diluted                                                                          56,313                                56,313

                               See accompanying notes to unaudited pro forma financial information

     Notes to Unaudited Pro Forma Financial Information related to sale of Denbury Offshore, Inc.



     Explanation of adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2004:

     (1) To record the increase in cash resulting from the estimated net cash proceeds received from the sale, after transaction costs, of approximately $182 million, and repayment of Denbury's bank debt of $80 million. The final purchase price is subject to closing adjustments.

     (2)  To record transfer of assets and liabilities as a result of the sale.

     (3) To reclassify estimated current and deferred taxes as a result of the sale.

     (4) To record estimated reduction to full-cost pool and unevaluated properties.

     (5)  To record re-payment of outstanding bank debt as a result of the sale.

     (6) To record estimated adjustments for natural gas commodity hedges that no longer qualify for hedge accounting due to the sale of associated production in the sale transaction.

     Explanation of adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003 and the three months ended March 31, 2004:

     (1) To remove oil and natural gas revenues related to properties owned by Denbury Offshore, Inc. and disposed in the sale transaction.

     (2) To adjust loss on settlements of natural gas commodity hedges related to properties owned by Denbury Offshore, Inc. and disposed in the sale transaction.

     (3) To remove operating expenses related to properties owned by Denbury Offshore, Inc. and disposed in the sale transaction.

     (4)  To remove employee severance expense related to the sale.

     (5) To reduce interest expense for outstanding bank debt repaid with cash proceeds from the transaction.

     (6) To reduce depletion and depreciation for impact of disposed properties to depletion full-cost pool.

     (7) To record estimated adjustments for natural gas commodity hedges that no longer qualify for hedge accounting due to the sale of associated production in the sale transaction.

     (8)  Estimated  income tax effects related to the pro forma  adjustments in
          (1) - (7) above.

(c) Exhibits. The following exhibits are filed with this report on Form 8-K:

  Exhibit No.                       Exhibit Description
  ----------                      -------------------

     2.1 Stock Purchase Agreement made as of July 19, 2004 between Denbury Resources Inc. and Newfield Exploration Company

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 4, 2004


                                  Denbury Resources Inc.
                                      (Registrant)



                                  By: /s/ Phil Rykhoek
                                      ------------------------------------------
                                      Phil Rykhoek
                                      Sr. Vice President and CFO